Exhibit 99.1

CareDx Reports Fourth Quarter and Full Year 2016 Financial Results

BRISBANE, CA, April 21, 2017: CareDx, Inc. (Nasdaq: CDNA), a molecular diagnostics company focused on the discovery, development and commercialization of clinically differentiated, high-value diagnostic solutions for transplant patients, today reported financial results for the fourth quarter and year ended December 31, 2016.

“We have made significant recent progress and are very well-positioned for the launch of our exciting new product, AlloSure,” said Peter Maag, CareDx President and Chief Executive Officer. “With both pre- and post-transplant products encompassing the continuum of care, we have become a transplant-focused multiproduct genomic information company.”

Fourth Quarter 2016 Financial Results

Revenue for the three months ended December 31, 2016 were $10.9 million compared with $6.6 million in the fourth quarter of 2015 and reflected the contribution of Olerup branded product sales following the acquisition of Allenex AB in April 2016. Revenue from AlloMap tests for the three months ended December 31, 2016 were $7.4 million compared with $6.7 million in the fourth quarter of 2015. Olerup revenue in the three months ended December 31, 2016 were $3.5 million.

For the three months ended December 31, 2016, the net loss was $15.5 million compared to a net loss of $4.8 million in the same period of 2015. In the three months ended December 31, 2016, the Company recorded an impairment of goodwill recorded in the acquisition of Allenex AB of $13.0 million. Basic and diluted net loss per share was $0.73 in the fourth quarter of 2016, compared to basic and diluted net loss per share of $0.40 in the fourth quarter of 2015.

For the fourth quarter of 2016, the non-GAAP net loss was $2.7 million compared to non-GAAP net loss of $4.0 million in the fourth quarter of 2015. Non-GAAP basic and diluted net loss per share were $0.13 in the fourth quarter of 2016, compared to non-GAAP basic and diluted net loss per share of $0.34 in the fourth quarter of 2015.

Full Year 2016 Financial Results

Revenue for the year ended December 31, 2016 was $40.6 million compared with $28.1 million in 2015 and reflected the contribution of Olerup branded product sales following the acquisition of Allenex AB in April 2016. Revenue from AlloMap tests for the year ended December 31, 2016 were $29.7 million compared with $27.9 million in 2015. Olerup revenue in the year ended December 31, 2016 were $10.7 million and reflected the contribution of Olerup branded product sales following the acquisition of Allenex AB in April 2016.

For the full year 2016, the net loss was $39.5 million compared to a net loss of $13.7 million in 2015. Basic and diluted net loss per share were $2.39 in the full year 2016, compared to basic and diluted net loss per share of $1.16 in 2015.

For the full year 2016, the non-GAAP net loss was $13.9 million compared to non-GAAP net loss of $12.2 million in 2015. Non-GAAP basic and diluted net loss per share was $0.84 in the full year 2016 compared to non-GAAP basic and diluted net loss per share of $1.03 in 2015.

For additional information regarding non-GAAP financial measures discussed herein, please see “Use of Non-GAAP Financial Measures” and “Reconciliation of GAAP to Non-GAAP Financial Measures” below.

Cash and cash equivalents were $17.3 million as of December 31, 2016.

2017 Guidance

For the full year 2017, the Company continues to expect revenue to be in the range of $45 million to $50 million, excluding any potential AlloSure revenue. The Company has filed for coverage and reimbursement with the MolDx program at Palmetto and the dossier is currently under technical review.

About CareDx

CareDx, Inc., headquartered in Brisbane, California, is a global molecular diagnostics company focused on the discovery, development and commercialization of clinically differentiated, high-value diagnostic solutions for transplant patients. CareDx offers AlloMap®, a gene expression test that aids clinicians in identifying heart transplant patients with stable graft function who have a low probability of moderate to severe acute cellular rejection (ACR). CareDx is developing additional products for transplant monitoring using a variety of technologies, including AlloSure®, a proprietary next-generation sequencing–based test to detect donor-derived cell-free DNA (dd-cfDNA) after transplantation.

CareDx, with its presence through Olerup, also develops, manufactures, markets and sells high quality products that increase the chance of successful transplants by facilitating a better match between a donor and a recipient of stem cells and organs. Olerup SSP® is a set of HLA typing products used prior to hematopoietic stem cell/bone marrow transplantation and organ transplantation. XM-ONE® is the first standardized test that quickly identifies a patient’s antigens against HLA Class I, Class II or antibodies against a donor’s endothelium. For more information, please visit: www.CareDx.com.

Forward Looking Statements

In addition to historical information, this press release contains forward-looking statements with respect to our business, research, development and commercialization efforts, anticipated future financial results, including our guidance for full fiscal 2017 revenue, which final results could change materially, filing for coverage and reimbursement for AlloSure, which might be denied, our proposed use of proceeds from the financing with the institutional investor and our prospects. These forward-looking statements are based upon information that is currently available to us and our current expectations, speak only as of the date hereof, and are subject to numerous risks and uncertainties, including risks related to our diagnostic studies, including obtaining sufficient clinical samples and participation of clinical investigators in such studies, the timeline for completion of research efforts, development and commercialization of additional diagnostic solutions including cell-free DNA, which is a lengthy and complex process that may not be successful, our dependence on Medicare for a substantial portion of our revenue, our dependence on health insurers and other third-party payers to provide coverage for our current test and future tests, if any, and our intellectual property position. These factors, together with those that are described in our filings with the Securities and Exchange Commission (SEC), including the Annual Report on Form 10-K for the year ended December 31, 2016 as filed by us with the SEC, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. The Company expressly disclaims any obligation or undertaking, except as required by law, to update or revise any such forward-looking statements.

Use of Non-GAAP Financial Measures

CareDx has presented certain financial information in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and also on a non-GAAP basis in this release, including non-GAAP net loss and non-GAAP basic and diluted net loss per share. We define non-GAAP net loss and per share results as the GAAP net loss and per share results excluding the impacts of stock-based compensation; changes in estimated fair value of warrants and contingent consideration; acquisition related impairment charges and amortization of intangible assets, purchase accounting adjustments and related tax effects, costs involved with completing an acquisition, and certain financing charges. We are presenting these non-GAAP financial measures to assist investors in assessing our operating results through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our core business operating results over multiple periods. Management believes this non-GAAP information is useful for investors, when considered in conjunction with CareDx’s GAAP financial statements, because management uses such information internally for its operating, budgeting and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of CareDx’s operating results as reported under GAAP. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation between GAAP and non-GAAP financial information is provided immediately following the financial tables.

Investor Contact

Jamar Ismail, Vice President

Westwicke Partners, LLC

T: +1 415-513-1282

E: jamar.ismail@westwicke.com

CareDx, Inc.

Consolidated Statements of Operations

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016(1)	2015(1)
	(Unaudited)	(Unaudited)
Revenue:
Testing revenue	$7,363	$6,734	$29,680	$27,881
Product revenue	3,487	—	10,715	—
Collaboration and license revenue	10	(86)	236	263

Total revenue	10,860	6,648	40,631	28,144
Operating expenses:
Cost of testing	2,654	2,486	10,882	10,273
Cost of product	3,829	—	10,240	—
Research and development	3,154	2,704	12,385	9,333
Sales and marketing	2,622	1,896	11,166	8,349
General and administrative	4,475	3,694	20,725	12,247
Goodwill impairment	13,021	—	13,021	—
Change in estimated fair value of contingent consideration	(34)	330	(456)	(126)

Total operating expenses	29,721	11,110	77,963	40,076

Loss from operations	(18,861)	(4,462)	(37,332)	(11,932)
Interest expense	(509)	(253)	(1,860)	(1,587)
Other (expense) income, net	1,414	(47)	(1,920)	(188)
Change in estimated value of common stock warrant and derivative liabilities	1,529	—	(250)	—

Loss before income taxes	(16,427)	(4,762)	(41,362)	(13,707)
Income tax benefit	718	—	1,606	—

Net loss	(15,709)	(4,762)	(39,756)	(13,707)
Net loss attributable to noncontrolling interest	(229)	—	(287)	—

Net loss attributable to CareDx, Inc.	$(15,480)	$(4,762)	$(39,469)	$(13,707)

Net loss per share attributable to CareDx, Inc.:
Basic	$(0.73)	$(0.40)	$(2.39)	$(1.16)

Diluted	$(0.73)	$(0.40)	$(2.39)	$(1.16)

Weighted average shares used to compute net loss per share attributable to CareDx, Inc.:
Basic	21,270,151	11,902,325	16,496,911	11,860,885

Diluted	21,270,151	11,902,325	16,496,911	11,860,885

(1)	The Consolidated Statements of Operations for the twelve months ended December 31, 2015 and December 31, 2016 have been derived from audited financial statements.

CareDx, Inc.

Condensed Consolidated Balance Sheets

(In thousands)

	December 31, 2016 (1)	December 31, 2015 (1)
Assets
Current assets:
Cash and cash equivalents	$17,258	$29,888
Accounts receivable	2,768	2,367
Inventory	5,461	766
Prepaid and other assets	1,186	1,341

Total current assets	26,673	34,362
Property and equipment, net	2,931	2,425
Intangible assets, net	33,124	6,650
Goodwill	13,839	12,005
Restricted cash	143	147
Other noncurrent assets	20	49

Total assets	$76,730	$55,638

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,065	$1,644
Accrued payroll liabilities	3,851	2,366
Accrued and other liabilities	5,320	2,892
Accrued royalties	263	242
Deferred revenue	42	142
Deferred purchase consideration	5,445	—
Current portion of long-term debt	22,846	2,866

Total current liabilities	40,832	10,152
Deferred rent, net of current portion	1,301	1,426
Deferred revenue, net of current portion	759	703
Deferred tax liability	6,057	—
Long-term debt, net of current portion	1,098	12,887
Contingent consideration	492	948
Common stock warrant liability	5,208	—
Other liabilities	1,222	28

Total liabilities	56,969	26,144
Stockholders’ equity:
Common stock	21	12
Additional paid-in capital	235,673	202,566
Accumulated other comprehensive loss	(3,659)	—
Accumulated deficit	(212,553)	(173,084)

Total CareDx, Inc. stockholders’ equity	19,482	29,494
Noncontrolling interest	279	—

Total stockholders’ equity	19,761	29,494

Total liabilities and stockholders’ equity	$76,730	$55,638

(1)	The condensed balance sheets at December 31, 2015 and December 31, 2016 have been derived from audited financial statements.

CareDx, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Cost of testing reconciliation:
GAAP cost of testing	$2,654	$2,486	$10,882	$10,273
Stock-based compensation expense	(40)	(14)	(144)	(109)

Non-GAAP cost of testing	$2,614	$2,472	$10,738	$10,164

Cost of product reconciliation:
GAAP cost of product	$3,829	$—	$10,240	$—
Acquisition related-amortization of purchased intangibles	(393)	—	(1,040)	—
Acquisition related-amortization of inventory valuation adjustment	(1,427)	—	(3,926)	—

Non-GAAP cost of product	$2,009	$—	$5,274	$—

Research and development expenses reconciliation:
GAAP research and development expenses	$3,154	$2,704	$12,385	$9,333
Stock-based compensation expense	(115)	(60)	(437)	(247)

Non-GAAP research and development expenses	$3,039	$2,644	$11,948	$9,086

Sales and marketing expenses reconciliation:
GAAP sales and marketing expenses	$2,622	$1,896	$11,166	$8,349
Acquisition related-amortization of purchased intangibles	(228)	—	(681)	—
Stock-based compensation expense	(33)	(47)	(151)	(173)

Non-GAAP sales and marketing expenses	$2,361	$1,849	$10,334	$8,176

General and administrative expenses reconciliation:
GAAP general and administrative expenses	$4,475	$3,694	$20,725	$12,247
Acquisition related fees and expenses	(135)	—	(4,433)	—
Stock-based compensation expense	(277)	(281)	(1,213)	(1,067)

Non-GAAP general and administrative expenses	$4,063	$3,413	$15,079	$11,180

Goodwill impairment reconciliation:
GAAP goodwill impairment	$13,021	$—	$13,021	$—
Goodwill impairment	(13,021)	—	(13,021)	—

Non-GAAP goodwill impairment	$—	$—	$—	$—

Change in estimated fair value of contingent consideration reconciliation:
GAAP change in estimated fair value of contingent consideration	$(34)	$330	$(456)	$(126)
Change in estimated fair value of contingent consideration	34	(330)	456	126

Non-GAAP change in estimated fair value of contingent consideration	$—	$—	$—	$—

Change in estimated fair value of common stock warrant and derivative liabilities reconciliation:
GAAP change in estimated fair value of common stock warrant and derivative liabilities	$1,529	$—	$(250)	$—
Change in estimated fair value of common stock warrant and derivative liabilities	(1,529)	—	250	—

Non-GAAP change in estimated fair value of common stock warrant and derivative liabilities	$—	$—	$—	$—

Other (expense) income, net reconciliation:
GAAP other (expense) income, net	$1,414	$(47)	$(1,920)	$(188)
Debt financing related fees and expenses	(785)	—	2,154	—

Non-GAAP other (expense) income, net	$629	$(47)	$234	$(188)

Income tax benefit reconciliation:
GAAP income tax benefit	$718	$—	$1,606	$—
Tax effect related to amortization of purchased intangibles	(551)	—	(1,442)	—

Non-GAAP income tax benefit	$167	$—	$164	$—

Net loss reconciliation:
GAAP net loss attributable to CareDx, Inc.	$(15,480)	$(4,762)	$(39,469)	$(13,707)
Acquisition related-amortization of purchased intangibles	621	—	1,721	—
Acquisition related-amortization of inventory valuation adjustment	1,427	—	3,926	—
Tax effect related to amortization of purchased intangibles	(551)	—	(1,442)	—
Acquisition related fees and expenses	135	—	4,433	—
Debt financing related fees and expenses	(785)	—	2,154	—
Stock-based compensation expenses	465	402	1,945	1,596
Goodwill impairment	13,021	—	13,021	—
Change in estimated fair value of contingent consideration	(34)	330	(456)	(126)
Change in estimated value of common stock warrant and derivative liabilities	(1,529)	—	250	—

Non-GAAP net loss	$(2,710)	$(4,030)	$(13,917)	$(12,237)

Basic and diluted net loss per share reconciliation:
GAAP basic and diluted net loss per share attributable to CareDx	$(0.73)	$(0.40)	$(2.39)	$(1.16)
Acquisition related-amortization of purchased intangibles	0.03	—	0.10	—
Acquisition related-amortization of inventory valuation adjustment	0.07	—	0.24	—
Tax effect related to amortization purchased intangibles	(0.03)	—	(0.09)	—
Acquisition related fees and expenses	0.01	—	0.27	—
Debt financing related fees and expenses	(0.04)	—	0.13	—
Stock-based compensation expenses	0.02	0.03	0.12	0.13
Goodwill impairment	0.61	—	0.79	—
Change in estimated fair value of contingent consideration	(0.00)	0.03	(0.03)	(0.01)
Change in estimated value of common stock warrant and derivative liabilities	(0.07)	—	0.02	—

Non-GAAP basic and diluted net loss per share attributable to CareDx	$(0.13)	$(0.34)	$(0.84)	$(1.03)

Non-GAAP adjustment summary:
Cost of testing adjustments	$40	$14	$144	$109
Cost of product adjustments	1,820	—	4,966	—
Research and development expenses adjustments	115	60	437	247
Sales and marketing expenses adjustments	261	47	832	173
General and administrative expenses adjustments	412	281	5,646	1,067
Goodwill impairment	13,021	—	13,021	—
Change in estimated fair value of contingent consideration	(34)	330	(456)	(126)
Other (expense) income, net adjustments	(785)	—	2,154	—
Change in estimated value of common stock warrant and derivative liabilities	(1,529)	—	250	—
Tax effect related to amortization of purchased intangibles	(551)	—	(1,442)	—

Total Non-GAAP adjustment summary:	$12,770	$732	$25,552	$1,470